Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2004	Previous Distribution Date:	March 15, 2004
Collection Period End Date:	March 31, 2004	Previous Collection Period End Date:	February 29, 2004

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP
i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest 03/15/04	Unpaid Interest 04/15/04
		03/15/04	04/15/04	03/15/04	04/15/04
i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	—	—	0.00%	0.00%	—	—
iv.	Class A-4 Notes	36,746,298	28,666,380	35.46%	27.66%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account
i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing
i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2004	Previous Distribution Date:	March 15, 2004
Collection Period End Date:	March 31, 2004	Previous Collection Period End Date:	February 29, 2004

		Initial Balance 9/30/00	Balance as of		Percent of Original as of
E. Portfolio Characteristics			02/29/04	03/31/04	02/29/04	03/31/04
i.	Principal Balance	$950,415,639	$79,516,298	$71,436,380	8.37%	7.52%
ii.	Number of Contracts	73,293	15,174	14,153	20.70%	19.31%
iii.	Weighted Average Coupon (WAC)	9.44%	9.59%	9.60%
iv.	Weighted Average Original Term	61.40	64.13	64.25
v.	Weighted Average Remaining Term	49.40	18.76	18.05
vi.	Weighted Average Seasoning	12.00	45.37	46.21

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
F. Portfolio Performance		02/29/04	03/31/04	02/29/04	03/31/04	02/29/04	03/31/04	02/29/04	03/31/04
i.	30-59 Days Delinquent	348	327	2.29%	2.31%	$2,003,271	$1,972,487	2.52%	2.76%
ii.	60-89 Days Delinquent	119	83	0.78%	0.59%	607,330	411,208	0.76%	0.58%
iii.	90-119 Days Delinquent	35	28	0.23%	0.20%	118,983	121,322	0.15%	0.17%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	3	—	0.02%	0.00%	14,100	—	0.02%	0.00%
vi.	Repo In Inventory (Not Charged-Off)	12	11	0.08%	0.08%	82,719	60,164	0.10%	0.08%
vii.	Gross Charge-Offs in Period	28	30	0.18%	0.21%	98,063	108,539	0.12%	0.15%

		$		% of Original Balance
G. Portfolio Charge-Offs		02/29/04	03/31/04	02/29/04	03/31/04
i.	Gross Charge-Offs In Period	$98,063	$108,539	0.010%	0.011%
ii.	Cumulative Gross Charge-Offs	15,174,349	15,282,888	1.597%	1.608%
iii.	Net Losses In Period	(34,342)	645	-0.004%	0.000%
iv.	Cumulative Net Losses	9,114,149	9,114,794	0.959%	0.959%

H. Pool Collections
i.	Borrower Interest Collections	$653,777.66
ii.	Borrower Principal Collections	7,945,972.49
iii.	Net Liquidation Proceeds	13,422.19
iv.	Recoveries	107,894.09
v.	Repurchase Amounts (Interest)	96.49
vi.	Repurchase Amounts (Principal)	11,984.32
vii.	Total Interest Collections	653,874.15
viii.	Total Principal Collections	8,079,273.09

I. Pool Balance Reconciliation
i.	Beginning Pool Balance	$79,516,298.12
ii.	Pool Balance Reductions from Principal Collections	7,971,379.00
iii.	Gross Charge-Offs In Period	108,539.16
iv.	Ending Pool Balance	71,436,379.96

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2004	Previous Distribution Date:	March 15, 2004
Collection Period End Date:	March 31, 2004	Previous Collection Period End Date:	February 29, 2004

J. Total Available
i.	Total Pool Collections		$8,733,147.24
ii.	Reinvestment Income from Reserve Account		1,219.57
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$8,734,366.81

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid
	Servicing Fee	$66,263.58
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	66,263.58	$66,263.58	$8,734,366.81	$7,128,117.29	$0.00	$66,263.58

ii.	Class A Notes Interest Distribution		207,004.15	8,668,103.23	7,128,117.29	0.00	207,004.15

	Class A Notes Balance	36,746,298.12
	Pool Balance	71,436,379.96

iii.	First Priority Principal Distribution	0.00	0.00	8,461,099.08	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	8,461,099.08	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	65,256,298.12
	Pool Balance	71,436,379.96

v.	Second Priority Principal Distribution	0.00	0.00	8,292,890.08	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	8,292,890.08	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	8,204,478.08			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	79,516,298.12
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	71,436,379.96

viii.	Regular Principal Distribution	8,079,918.16	8,079,918.16	8,204,478.08			8,079,918.16

ix.	Release to Seller		124,559.92	124,559.92	7,128,117.29		124,559.92

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2004	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2004	Previous Distribution Date:	March 15, 2004
Collection Period End Date:	March 31, 2004	Previous Collection Period End Date:	February 29, 2004

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall
Total Class A Notes			$207,004.15	$—	$—	$207,004.15	$207,004.15	$—
Class A-1 Notes	6.745%	31	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	—	—	—	—	—	—
Class A-4 Notes	6.76%	30	207,004.15	—	—	207,004.15	207,004.15	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions
First Priority Principal Distribution	$—
Second Priority Principal Distribution	—
Regular Principal Distribution	8,079,918.16

Total Principal Distribution	8,079,918.16
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	—
Class A-4 Notes Principal Distribution	8,079,918.16
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—